WRITE-DOWN OF LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2011
WRITE-DOWN OF LONG-LIVED ASSETS
WRITE-DOWN OF LONG-LIVED ASSETS

15.          WRITE-DOWN OF LONG-LIVED ASSETS

Write-downs relating to long-lived assets have been recognized as follows:

Years ended December 31,	2011	2010	2009
Continuing operations
Commercial office — Europe(i)	$16,349	$—	$—
Commercial office — U.S.(ii)	2,800	—	4,498
	19,149	—	4,498
Discontinued operations — Arrangement Transferred Assets and Business
Development properties — Land and improvements(iii)	—	40,646	—
XpressBet(iv)	—	3,513	—
	—	44,159	—
	$19,149	$44,159	$4,498

(i)                                     During the fourth quarter of 2011, the Company recorded a $16.3 million write-down of two income producing properties in Austria and Germany. The Company obtained information related to the leasing of these properties that indicated the existence of potential impairments and the inability to recover their carrying values. The write-downs represent the excess of the carrying values of the assets over the estimated fair values determined by the present value of the expected future cash flows from the leased properties. The write-downs reduced the cost of each property’s land and building values.

(ii)                                  As a result of continued weakening in the commercial office real estate market in Michigan, in the second quarter of 2011, the Company recorded a $2.8 million write-down of a revenue-producing commercial office building. In the fourth quarter of 2009, the Company recorded a $4.5 million write-down on the same property. The write-downs represent the excess of the carrying value of the asset over the estimated fair value. Fair value was determined based on the present value of the estimated future cash flows from the leased property. The write-downs reduced the cost of the building.

(iii)                               During the year ended December 31, 2010, the Company recorded impairment charges of $40.6 million relating to parcels of land held for development located in California, Florida, Michigan and Ilz, Austria. In connection with the Arrangement, in the fourth quarter of 2010 (note 1), the Company obtained information related to the above noted properties that indicated the existence of potential impairments and inability to recover the carrying value. The write-down represents the excess of the carrying value of the assets over the estimated fair values based on external real-estate appraisals. The write-down reduced the cost of the land and was included in discontinued operations for the year ended December 31, 2010 (note 20).

(iv)                              During the year ended December 31, 2010, XpressBet’s operations were adversely impacted by certain credit card companies choosing to block otherwise exempt internet gambling related transactions. As a result, the 2011 business plan reflected reductions in estimated future cash flows based on lower expectations for growth and profitability as it was anticipated that it would require additional time and investment to re-acquire customers that either reduced or ceased their account wagering activity. Accordingly, during the year ended December 31, 2010, XpressBet recorded an impairment charge of $3.2 million relating to goodwill and $0.3 million relating to its trademark which is included in discontinued operations for the year ended December 31, 2010. (note 20)

During the year ended December 31, 2010, an unconsolidated joint venture of the Racing & Gaming Business recorded a write-down of goodwill in the amount of $29.2 million for which the Company’s share of the write-down was $14.9 million which is included in discontinued operations on the consolidated statements of income (loss) (note 20).